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                                                                   EXHIBIT 23(a)

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                                                                   Exhibit 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 9, 1995 included in International Paper Company's Form 8-K filed March 6, 1995 and to all references to our Firm included in this Registration Statement.

                                         ARTHUR ANDERSEN LLP

New York, N.Y.,
 March 13, 1995